Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated January 27, 2017 to the

Blackstone Alternative Multi-Strategy Fund

Prospectus and Statement of Additional Information,

each dated July 28, 2016

Removal of Sub-Adviser

Effective as of January 25, 2017, Wellington Management Company LLP (“Wellington”) no longer serves as a sub-adviser to the Fund. The Fund’s assets managed by Wellington have been re-allocated by Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, to the Fund’s other sub-advisers or BAIA may manage such assets directly. Therefore, all references to Wellington in the Fund’s Prospectus and Statement of Additional Information are hereby removed.

Shareholders should retain this Supplement for future reference.